UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 12, 2020

Dine Brands Global, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-15283	95-3038279
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

450 North Brand Boulevard, Glendale, California	91203-2306
(Address of principal executive offices)	(Zip Code)

(818) 240-6055

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $.01 Par Value	DIN	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Corporation held its 2020 Annual Meeting of Stockholders (the “Annual Meeting”) on May 12, 2020. The following matters set forth in the Corporation’s Proxy Statement dated April 1, 2020, which was filed with the Securities and Exchange Commission pursuant to Regulation 14A under the Securities Exchange Act of 1934, were voted upon with the results indicated below.

Proposal One: Election of Four Class I Directors and Three Class II Directors.

The nominees listed below were elected to serve as directors for a one-year term with the respective votes set forth opposite their names:

	For	Against	Abstain	Broker Non-Votes
Howard M. Berk	13,921,885	245,232	82,562	1,329,428
Daniel J. Brestle	14,022,805	143,940	82,934	1,329,428
Susan M. Collyns	14,085,352	81,753	82,574	1,329,428
Larry A. Kay	13,606,145	560,431	83,103	1,329,428
Caroline W. Nahas	13,468,963	698,251	82,465	1,329,428
Douglas M. Pasquale	13,715,054	451,383	83,242	1,329,428
Gilbert T. Ray	13,886,919	279,688	83,072	1,329,428

The following directors continued in office after the Annual Meeting: Richard J. Dahl, Stephen P. Joyce, and Lillian C. Tomovich.

Proposal Two: Ratification of the Appointment of Ernst & Young LLP as the Corporation’s Independent Auditor for the 2020 Fiscal Year.

The stockholders ratified the appointment of Ernst & Young LLP as independent auditor of the Corporation for the 2020 fiscal year. The voting results are set forth below:

For	Against	Abstain	Broker Non-Votes
15,311,290	186,713	81,104	0

Proposal Three: Approval, on an Advisory Basis, of the Compensation of the Corporation’s Named Executive Officers.

The stockholders approved, on an advisory basis, the compensation of the Corporation’s named executive officers as disclosed in the Proxy Statement. The voting results are set forth below:

For	Against	Abstain	Broker Non-Votes
13,918,082	208,175	123,422	1,329,428

Proposal Four: A Stockholder Proposal Requesting that the Board of Directors Engage an Investment Banking Firm to Effectuate a Spin-off of the Corporation’s IHOP Business Unit.

The stockholders did not approve the proposal requesting that the Board of Directors engage an investment banking firm to effectuate a spin-off of the Corporation’s IHOP business unit. The voting results are set forth below:

For	Against	Abstain	Broker Non-Votes
234,546	13,929,345	85,788	1,329,428

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 13, 2020	DINE BRANDS GLOBAL, INC.

	By:	/s/ Bryan R. Adel
Bryan R. Adel Senior Vice President, Legal, General Counsel and Secretary